UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2010
Cortland Bancorp
(Exact name of registrant as specified in its charter)

Ohio	000-13814	34-1451118

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

194 West Main Street, Cortland, Ohio	44410

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (330) 637-8040
[not applicable]
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Compensatory Arrangements of Certain Officers
On May 18, 2010 the board of directors of Cortland Bancorp approved entry into severance agreements with two recently appointed executives, Mr. David J. Lucido, Senior Vice President and Chief Financial Officer, and Mr. Stanley P. Feret, Senior Vice President and Chief Lending Officer. On May 18, 2010 the board of directors of The Cortland Savings and Banking Company approved entry into Salary Continuation Agreements with Messrs. Lucido and Feret, as well as entry into Fourth Amended Salary Continuation Agreements with Mr. James M. Gasior, President and Chief Executive Officer, and Mr. Timothy Carney, Executive Vice President and Chief Operating Officer.
Severance Agreements. Mr. Lucido’s severance agreement is essentially identical to the form of severance agreement previously entered into by Cortland Bancorp with Messrs. Gasior and Carney, providing for a cash payment equal to the sum of base salary and most recent bonus when a change in control occurs, with miscellaneous benefits such as continued club dues, financial planning, and outplacement assistance if the executive’s employment also terminates within 24 months after a change in control. Like the severance agreement of Messrs. Gasior and Carney, Mr. Lucido’s severance agreement provides that he shall be entitled to an 80% excise tax gross-up benefit if the total of his benefits after a change in control equals or exceeds the level at which excise taxes are imposed under Internal Revenue Code sections 280G and 4999. Mr. Feret’s severance agreement provides for a similar cash benefit in an amount equal to the sum of his salary and most recent bonus, payable if a change in control occurs. Unlike the other agreements, however, the term of Mr. Feret’s agreement is a fixed two-year term, the agreement provides for no excise tax gross-up benefit or miscellaneous benefits if employment also terminates after a change in control, and Mr. Feret’s agreement alone also provides for a cash severance benefit for termination outside of the context of a change in control. That is, if Mr. Feret’s employment terminates involuntarily but without cause or voluntarily because of an adverse change in employment circumstances to which Mr. Feret has not agreed in advance, in either case before a change in control occurs, he will be entitled to a cash severance benefit in an amount equal to the sum of his salary plus his average cash bonus. Mr. Feret’s agreement provides that by the end of the fixed two-year term he and Cortland Bancorp will use their best efforts to replace this severance agreement with a new severance agreement on substantially the same terms as the severance agreements of Messrs. Gasior and Carney.
Consistent with the revised management organizational structure that Cortland Bancorp announced in January, the severance agreements of Officers Marlene J. Lenio, Craig M. Phythyon, Barbara R. Sandrock, and Steven A. Telego Sr. have terminated. Having voluntarily terminated employment effective March 31, 2010, Officer Danny L. White’s severance, salary continuation, and endorsement split dollar agreements also have terminated.
Salary Continuation Agreements. The salary continuation agreements of Messrs. Lucido and Feret with The Cortland Savings and Banking Company are essentially identical to each other, providing for a normal retirement age benefit of $80,900 for Mr. Lucido and $92,000 for Mr. Feret, payable in each case in monthly installments beginning at the age 65 normal retirement age and continuing for 15 years. A reduced benefit is payable for termination before normal retirement age. If the employment of either executive terminates involuntarily but without cause or voluntarily because of an adverse change in employment circumstances, in either case within 24 months after a change in control, instead of annual retirement benefits the executive would receive in a single lump sum the amount accrued by the bank to account for its liabilities under the salary continuation agreement. If Messrs. Lucido and Feret incur legal expenses to resist a challenge to the salary continuation agreements after a change in control, each of them would be entitled to legal fee reimbursement in an amount up to $500,000.
The Fourth Amended Salary Continuation Agreements with each of Messrs. Gasior and Carney provide for an increased annual benefit payable at normal retirement age. Rather than forfeiting all salary continuation benefits for employment termination occurring before age 62, the amended salary continuation agreements provide that each of Messrs. Gasior and Carney will be entitled to a reduced annual retirement benefit for termination before age 62 if employment termination is involuntary but without cause or voluntary because of an adverse change in employment circumstances to which he did not consent in advance. Mr. Carney’s amended agreement also provides that his change-in-control benefit entitlement is a single-trigger benefit rather than a double-trigger benefit, meaning he will be entitled to the change-in-control benefit if a change in control occurs while he is employed by the bank, rather than being entitled to the benefit solely for termination occurring within 24 months after a change in control. The change-in-control benefit of Messrs. Gasior and Carney is unchanged: the liability accrual that must exist at their age 65 normal retirement age to account for the bank’s obligation under the salary continuation agreement, discounted to present value.
Consistent with the revised management organizational structure that Cortland Bancorp announced in January, the salary continuation agreements of Officers Marlene J. Lenio, Craig M. Phythyon, and Steven A. Telego Sr. have been amended, with the result that the benefit payable to these officers under the agreements is a fixed amount based on the lesser of (x) the liability accrual balance existing on December 31, 2009 and (y) $120,000. However, their salary continuation agreement benefits are no longer conditional on their continued service to age 62. The split dollar agreements of each of these officers has also terminated, eliminating their right to designate the beneficiary of a portion of the death benefits payable under policies owned by the bank on their lives.
Exhibits. The agreements referred to in this item 5.02(e) are attached or incorporated by reference as exhibits. The preceding summary of the agreements is qualified in its entirety by reference to the exhibits attached hereto or incorporated herein by reference.

Item 9.01(d) Exhibits

*10.17	Fourth Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and Timothy Carney (filed herewith)
*10.19	Fourth Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and James M. Gasior (filed herewith)
*10.20.1	Amendment of the December 3, 2008 Second Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and Marlene J. Lenio (incorporated by reference to Exhibit 10.20.1 to Cortland Bancorp’s Form 10-Q Quarterly Report for the quarter ended March 31, 2010, filed on May 17, 2010)
*10.21.1	Amendment of the December 3, 2008 Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and Craig M. Phythyon (incorporated by reference to Exhibit 10.21.1 to Cortland Bancorp’s Form 10-Q Quarterly Report for the quarter ended March 31, 2010, filed on May 17, 2010)
*10.22.1	Amendment of the December 3, 2008 Third Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and Stephen A. Telego Sr. (incorporated by reference to Exhibit 10.22.1 to Cortland Bancorp’s Form 10-Q Quarterly Report for the quarter ended March 31, 2010, filed on May 17, 2010)
*10.23	Salary Continuation Agreement between The Cortland Savings and Banking Company and David J. Lucido (filed herewith)
*10.25	Salary Continuation Agreement between The Cortland Savings and Banking Company and Stanley P. Feret (filed herewith)
*10.27.1	Termination of Split Dollar Agreement and Endorsement between The Cortland Savings and Banking Company and Marlene J. Lenio (incorporated by reference to Exhibit 10.27.1 to Cortland Bancorp’s Form 10-Q Quarterly Report for the quarter ended March 31, 2010, filed on May 17, 2010)
*10.28.1	Termination of Split Dollar Agreement and Endorsement between The Cortland Savings and Banking Company and Craig M. Phythyon (incorporated by reference to Exhibit 10.28.1 to Cortland Bancorp’s Form 10-Q Quarterly Report for the quarter ended March 31, 2010, filed on May 17, 2010)
*10.29.1	Termination of Split Dollar Agreement and Endorsement between The Cortland Savings and Banking Company and Steven A. Telego Sr. (incorporated by reference to Exhibit 10.29.1 to Cortland Bancorp’s Form 10-Q Quarterly Report for the quarter ended March 31, 2010, filed on May 17, 2010)
*10.31	Severance Agreement entered into by Cortland Bancorp with each of Messrs. Timothy Carney, James M. Gasior, and David J. Lucido (incorporated by reference to Exhibit 10.31 to Cortland Bancorp’s Form 8-K Current Report filed on December 12, 2008)
*10.32.1	Termination of Severance Agreement entered into by each of Mses. Marlene J. Lenio and Barbara R. Sandrock and Messrs. Craig M. Phythyon and Steven A. Telego Sr. (incorporated by reference to Exhibit 10.32.1 to Cortland Bancorp’s Form 10-Q Quarterly Report for the quarter ended March 31, 2010, filed on May 17, 2010)
*10.34	Severance Agreement between Cortland Bancorp and Stanley P. Feret (filed herewith)

*	Management contract or compensatory plan or arrangement

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cortland Bancorp
Date: June 1, 2010	/s/ James M. Gasior
James M. Gasior
President and Chief Executive Officer

Cortland Bancorp
CURRENT REPORT ON FORM 8-K
INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit

*10.17	Fourth Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and Timothy Carney (filed herewith)
*10.19	Fourth Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and James M. Gasior (filed herewith)
*10.20.1	Amendment of the December 3, 2008 Second Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and Marlene J. Lenio (incorporated by reference to Exhibit 10.20.1 to Cortland Bancorp’s Form 10-Q Quarterly Report for the quarter ended March 31, 2010, filed on May 17, 2010)
*10.21.1	Amendment of the December 3, 2008 Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and Craig M. Phythyon (incorporated by reference to Exhibit 10.21.1 to Cortland Bancorp’s Form 10-Q Quarterly Report for the quarter ended March 31, 2010, filed on May 17, 2010)
*10.22.1	Amendment of the December 3, 2008 Third Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and Stephen A. Telego Sr. (incorporated by reference to Exhibit 10.22.1 to Cortland Bancorp’s Form 10-Q Quarterly Report for the quarter ended March 31, 2010, filed on May 17, 2010)
*10.23	Salary Continuation Agreement between The Cortland Savings and Banking Company and David J. Lucido (filed herewith)
*10.25	Salary Continuation Agreement between The Cortland Savings and Banking Company and Stanley P. Feret (filed herewith)
*10.27.1	Termination of Split Dollar Agreement and Endorsement between The Cortland Savings and Banking Company and Marlene J. Lenio (incorporated by reference to Exhibit 10.27.1 to Cortland Bancorp’s Form 10-Q Quarterly Report for the quarter ended March 31, 2010, filed on May 17, 2010)
*10.28.1	Termination of Split Dollar Agreement and Endorsement between The Cortland Savings and Banking Company and Craig M. Phythyon (incorporated by reference to Exhibit 10.28.1 to Cortland Bancorp’s Form 10-Q Quarterly Report for the quarter ended March 31, 2010, filed on May 17, 2010)
*10.29.1	Termination of Split Dollar Agreement and Endorsement between The Cortland Savings and Banking Company and Steven A. Telego Sr. (incorporated by reference to Exhibit 10.29.1 to Cortland Bancorp’s Form 10-Q Quarterly Report for the quarter ended March 31, 2010, filed on May 17, 2010)
*10.31	Severance Agreement entered into by Cortland Bancorp with each of Messrs. Timothy Carney, James M. Gasior, and David J. Lucido (incorporated by reference to Exhibit 10.31 to Cortland Bancorp’s Form 8-K Current Report filed on December 12, 2008)
*10.32.1	Termination of Severance Agreement entered into by each of Mses. Marlene J. Lenio and Barbara R. Sandrock and Messrs. Craig M. Phythyon and Steven A. Telego Sr. (incorporated by reference to Exhibit 10.32.1 to Cortland Bancorp’s Form 10-Q Quarterly Report for the quarter ended March 31, 2010, filed on May 17, 2010)
*10.34	Severance Agreement between Cortland Bancorp and Stanley P. Feret (filed herewith)

*	Management contract or compensatory plan or arrangement